UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2010

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-29801	94-3296648
(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

In March 2010, Marianne Armstrong, Ph.D., the Company’s Chief Medical Affairs & Regulatory Officer; Williamson Bradford, M.D., Ph.D., the Company’s Senior Vice President, Clinical Science and Biometrics; John Hodgman, the Company’s Senior Vice President and Chief Financial Officer; Steven Porter, M.D., Ph.D., the Company’s Chief Medical Officer; Howard A. Simon, Esq., SPHR, the Company’s Senior Vice President, Human Resources and Corporate Services and Associate General Counsel and Chief Compliance Officer; and Robin Steele, Esq., the Company’s Senior Vice President, General Counsel and Corporate Secretary terminated their individual written trading plans entered into in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, which plans were previously disclosed by the Company in reports on Form 8-K filed on March 13, 2009, June 18, 2008 and September 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2010	INTERMUNE, INC.

	By:	/s/ JOHN C. HODGMAN
John C. Hodgman
Senior Vice President of Finance Administration and Chief Financial Officer